AMENDED AND RESTATED JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing, on behalf of each of them, of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Shares, par value $0.50, of J.C. Penney Company, Inc. and further agree to the filing of this Agreement as an exhibit thereto.  In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Dated: October 9, 2012

VORNADO REALTY TRUST
By:	/s/ JOSEPH MACNOW
	Name:	Joseph Macnow
	Title:	Executive Vice President Finance and Administration, Chief Financial Officer

VORNADO REALTY L.P.
By:	Vornado Realty Trust, its general partner

	By:	/s/ JOSEPH MACNOW
		Name:	Joseph Macnow
		Title:	Executive Vice President- Finance and Administration, Chief Financial Officer

VNO FASHION LLC
By:	Vornado Realty L.P., Its sole member
	By:	Vornado Realty Trust, its general partner

		By:	/s/ JOSEPH MACNOW
			Name:	Joseph Macnow
			Title:	Executive Vice President- Finance and Administration, Chief Financial Officer

VSPS I L.L.C.
By:	Vornado Realty L.P., Its sole member
	By:	Vornado Realty Trust, Its general partner

		By:	/s/ JOSEPH MACNOW
			Name:	Joseph Macnow
			Title:	Executive Vice President- Finance and Administration, Chief Financial Officer

Two Penn Plaza REIT, INC.
By:	Vornado Realty L.P., Its controlling shareholder
	By:	Vornado Realty Trust, Its general partner

		By:	/s/ JOSEPH MACNOW
			Name:	Joseph Macnow
			Title	Executive Vice President- Finance and Administration, Chief Financial Officer

Two Penn Plaza REIT JP Fashion LLC
By:	Two Penn Plaza REIT, INC. Its sole member
	By:	Vornado Realty L.P., Its controlling shareholder
		By:	Vornado Realty Trust, Its general partner

			By:	/s/ JOSEPH MACNOW
Name: Joseph Macnow
Title: Executive Vice President- Finance and Administration, Chief Financial Officer

CESC H Street LLC
By:	Vornado Realty L.P., Its sole member
	By:	Vornado Realty Trust, Its general partner
		By:	/s/ JOSEPH MACNOW
			Name:	Joseph Macnow
			Title	Executive Vice President- Finance and Administration, Chief Financial Officer

H Street Building Corporation
By:	CESC H Street LLC Its controlling shareholder
	By:	Vornado Realty L.P., Its sole member
		By:	Vornado Realty Trust, Its general partner
			By:	/s/ JOSEPH MACNOW
				Name:	Joseph Macnow
				Title:	Executive Vice President- Finance and Administration, Chief Financial Officer

H Street JP Fashion LLC
By:	H Street Building Corporation Its sole member
	By:	CESC H Street LLC Its controlling shareholder
		By:	Vornado Realty L.P., Its sole member
			By:	Vornado Realty Trust, Its general partner
				By:	/s/ JOSEPH MACNOW
					Name:	Joseph Macnow
					Title:	Executive Vice President- Finance and Administration, Chief Financial Officer

Vornado RTR, Inc.
By:	Vornado Realty L.P., Its sole shareholder
	By:	Vornado Realty Trust, Its general partner
		By:	/s/ JOSEPH MACNOW
			Name:	Joseph Macnow
			Title:	Executive Vice President- Finance and Administration, Chief Financial Officer

PCJ I Inc.
By:	Vornado RTR, Inc. Its sole shareholder
	By:	Vornado Realty L.P., Its sole shareholder
		By:	Vornado Realty Trust, Its general partner
			By:	/s/ JOSEPH MACNOW
				Name:	Joseph Macnow
				Title:	Executive Vice President- Finance and Administration, Chief Financial Officer